EXHIBIT 32.1
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                            CERTIFICATION PURSUANT TO
                              18 U.S.C. SEC. 1350,
                             AS ADOPTED PURSUANT TO
                    SECTION 906 OF SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of PlasmaTech, Inc. on Form 10-KSB for the period ending December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Christopher J. Brough, President, Principal Executive Officer, Principal Financial Officer and sole Director of PlasmaTech, Inc. hereby certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  August 21, 2006

By:  /s/ Christopher J. Brough
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     Christopher J. Brough
     President, Principal Executive Officer,
     Principal Financial Officer and sole Director